Exhibit 99.1

BAIRD 2005 GROWTH STOCK CONFERENCE MAY 11, 2005

Polaris at a glance: Manufacturer of a diversified mix of high-quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,600 strong Product innovation key to success National and international distribution system - 1,900 dealers in North America and 40 distributors and 5 subsidiaries serving 126 countries

Strong Business Foundation Percentage of Sales by Product line Percent of 2004 Sales from Continuing Operations

Ten Year CAGR: 12% Ten Year CAGR: 10% Consistent Financial Performance Dollars (in millions) Net Income Per Share from Continuing Operations 1995-2004 $3.28 - $3.42 8 - 13% Increase 23 consecutive years of earnings growth 28 consecutive quarters of increased sales and earnings Sales from Continuing Operations 1995-2004 7-10% range

Consistent Financial Performance Debt to Total Capital Ratio 1995-2004 Ample Credit Capacity 1993 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 0.41 0.45 0.52 0.47 0.49 0.53 0.48 0.44 0.43 0.4 0.4 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 0.25 0.18 0.13 0.12 0.19 0.19 0.07 0.06 0.05 0.05 Return on Shareholders Equity from Continuing Operations 1995-2004 Industry-Leading

Ten Year CAGR: 9% Consistent Financial Performance 1993 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 59 91 96 100 109 120 129 150 174 178 201 (Dollars in Millions) *Before Changes in Current Operating Items and Deferred Taxes Note: A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Cash Flow from Continuing Operations* 1995-2004

1997 1998 1999 2000 2001 2002 2003 2004 Q1 2005 Actual East 3 2.2 3 2.4 2.2 2.4 2.4 1.4 0.3 West 38.6 34.6 31.6 North 46.9 45 43.9 Consistent Financial Performance Cash Flow Used to Fund... Capital Investments for Continuing Operations Shares Repurchased Through March 31, 2005 the Company has repurchased 21.1 million of 23.0 million authorized at an average price of $25 per share. Dividends In Millions 2.9 2.2 3.0 2.4 2.2 2.4 2.5 1997 1998 1999 2000 2001 2002 2003 2004 Q1 2005 Actual East 40 38 52 40 49 76 73 67 22 West 38.6 34.6 31.6 North 46.9 45 43.9 $40 $38 $52 $40 $49 $76 $73 Shares repurchased $ In Millions 2000 2001 2002 2003 2004 2005 Guidance East 62 53 52 59 89 90 8 North 45.9 45 43.9 1.4 $67 $ In Millions $85 - $95 Cash spent 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 0.22 0.3 0.32 0.36 0.4 0.44 0.5 0.56 0.62 0.92 1.12 West 38.6 34.6 31.6 North 46.9 45 43.9 +22% $0.32 $0.36 $0.40 $0.44 $0.50 $0.56 $0.62 $0.92 $1.12 $0.30 $0.22 0.3 $22

2005 Year 1st Quarter 2005 Earnings up 11% on 9% sales growth 28th consecutive quarter of increased sales and earnings Confirmed full year 2005 earnings per share guidance of $3.28 to $3.42 per share, an increase of 8% to 13% over 2004 Polaris Investor concerns: Rising commodity prices ATV industry growth Factory and dealer inventory Snowmobile business performance Overall leisure industry has been negatively impacted in the past month (through April 20, 2005): Overall leisure Industry was down 13% Polaris stock down 18% - Harley Davidson stock down 21% Arctic Cat stock down 11% - Winnebago stock down 5% Brunswick stock down 9%

The Game Plan Next 5 Years - 3 Strategic Goals Build a dominant brand with industry-leading quality and distribution 2004 2009 Snowmobiles 2004 Guidance 2004 Guidance 1.773 3 1 1043 1043 52 52 North 45.9 46.9 45 $3 Billion $1.773 Billion +11% CAGR Sales Grow Sales to $3 Billion by 2009 2004 Actual 2009 Goal 2004 2009 Snowmobiles 2004 Guidance 2004 Guidance 7.7 9 1 1043 1043 52 52 North 45.9 46.9 45 Expand net income to 9% of sales by 2009 9.0% 7.7% Net Margin from Continuing Operations +130 basis point improvement 2004 Actual 2009 Goal

The Game Plan Next 5 Years By Year 2009 } $3 billion in sales 9% net margins Dominant brand Dual Strategy Strong businesses ATVs, utility vehicles, snowmobiles Build powertrain capability Expand PG&A and financial services Product Innovation Improve dealer network Grow Victory motorcycles Expand globally One big idea World class technology Continue to improve productivity Best team in powersports Growth Initiatives

The Game Plan Next 5 Years - Product Innovation 2000 2001 2002 2003 2004 775 861 982 1041 1072 Year 2004: 6.5% growth Worldwide ATV Industry Growth N.A. Utility Industry Growth * Includes Utility Vehicles Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 1 6.5 6 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $1.0 $6.5 $6.0 $ in billions $1.0 Utility Vehicle ATVs Motorcycles Snowmobiles Build Strength in Existing Strong Businesses ATVs and Utility Vehicles 2001 2002 2003 2004 2004 Guidance 100 105 127 144 1043 52 52 North 45.9 46.9 45 Units ( in thousands) Year 2004: 13% growth ATV Sales* 2001 2002 2003 2004 2005 Guidance 827 938 1043 1160 1160 116 North 46.9 45 43.9 +11% Increase in the mid- upper single digit range $ In millions

Waves of New Products - ATVs and Utility Vehicles Planned and Executed Flawlessly Planned and Executed Flawlessly Planned and Executed Flawlessly Phoenix 2000 Troy Lee Edition Predator RANGER XP Sportsman 800 EFI 2005 Sport ATV of the Year 62% of the line is new for 2005 The Game Plan Next 5 Years - Product Innovation

The Game Plan Next 5 Years - Product Innovation Build Strength in Existing Strong Businesses Snowmobiles 1998 1999 2000 2001 2002 2003 2004 2005 255.9 233 213 213 206 187 181 174 Worldwide Snowmobile Industry Growth Season-end March 31 2001 2002 2003 2004 2005 Guidance 373 293 229 288 286 Snowmobile Sales $373 $293 $229 $288 +26% $ in millions Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 1 6.5 6 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $1.0 $6.5 $6.0 $ in billions $1.0 Utility Vehicle ATVs Motorcycles Snowmobiles Worldwide Industry Snowmobile Sales by Region 2003/2004 Flat to slightly down

The Game Plan Next 5 Years - Product Innovation Waves of New Snowmobiles FST Switchback (Four Stroke Turbo) Fusion 600 HO 64% of the line is new for model year 2006 15 new sleds 5 new engines

The Game Plan

Next 5 Years — Product Innovation

AN EVEN BETTER RIDE
POLARIS

Build Powertrain Capability to Control Our Destiny

Recent Polaris New Technology

Approx. 40% of engines are designed and assembled in-house

ATV

- Liberty™ 800 and 700 engines with EFI

Snowmobiles

- Polaris FS and FST four-stroke engines
- Clean fire injection 900 and 700 two-stroke engines
- New 600 HO (high output) two stroke

RANGERs

- Liberty 700 EFI engine
- SpeedKey™ system for top speed control

Motorcycles

- New Freedom 100 (100 cubic inch, fuel injected overhead cam v-twin engine)
- New 6-speed overdrive transmission

15

The Game Plan Next 5 Years - Product Innovation Expand Parts, Garments & Accessories (PG&A) 1999 2001 2002 2003 2004 2005 Guidance East 158 209 203 223 251 251 19 North 45.9 45 43.9 PG&A Sales $ in millions +13% $209 $203 $223 Snowmobiles PWC ATVs PG&A Motorcycles 28 4 56 7 5 PWC 4% General Merchandise 7% ATV / RANGER 56% Snowmobiles 28% Victory 5% 2004 Sales Breakdown Snowmobiles PWC ATVs PG&A Motorcycles 43 51 6 7 4 2004 PG&A Sales by Product Accessories 42% Garments 7% Parts 51% $251 Grow at similar pace as overall company

The Game Plan Next 5 Years - Product Innovation Expand Parts, Garments & Accessories (PG&A) New Lock & Ride System for ATVs & Utility Vehicles Locks in Seconds Cargo box in 15 seconds Tool holder in 10 seconds Water cooler in 5 seconds Windshield for ATV in 5 seconds

The Game Plan Next 5 Years - Product Innovation Expand Financial Services 2004 Year End: Generated $32.0 million of income in 2004 from financial services Now 16% of pretax income High return on investment = 36% Portfolio losses are within industry norms 2005 Guidance: Expect to grow mid- single digits primarily from Polaris Acceptance $588 $581 $329 $517 (millions) Wholesale Portfolio - Polaris Acceptance 2002 2003 2004 PWC 2004 Guidance 2004 Guidance 9.2 9.3 11.5 0.7 1043 1043 52 52 North 46.9 45 43.9 2002 2003 2004 PWC 2004 Guidance 2004 Guidance 547 581 669 0.7 1043 1043 52 52 North 45.9 45 43.9 Income from PA Receivable Portfolio 2002 2003 2004 PWC 2004 Guidance 2004 Guidance 4.4 13.2 19.2 0.7 1043 1043 52 52 North 46.9 45 43.9 2002 2003 2004 PWC 2004 Guidance 2004 Guidance 329 517 665 0.7 1043 1043 52 52 North 46.9 45 43.9 Retail portfolio - Household Income from Household Receivable Portfolio (millions) (millions) (millions) $665 $669

The Game Plan Next 5 Years Growth Initiatives

The Game Plan Next 5 Years - Growth Initiatives Goal: 1500 to 1700 stronger, more profitable dealers in North America Improve the Dealer Network Resources Available to Dealers: Polaris "Ride of Your Life" Sweepstakes Factory Authorized Clearance The Way Out Training Tour Capital Assistance ATV Experience Center "Know the Way Out" Training Five Profit Center Training Hot Prospects List Dealers Taking Advantage of All Polaris Resources MIES OUTLAND INC +112% STUBBS CYCLES SOUTHWEST +90% REVOLUTIONS POWER SPORTS INC +84% OLSENS OUTDOOR POWER EQUIP +79% EVANSVILLE SUPER BIKE SHOP POLARIS +77% JACKSON SPORTS, LLC +77% GERMAN-BLISS EQUIPMENT, INC +75% POLARIS OF NORFOLK +75% BOSSIER YAMAHA +62% SHARK CYCLE POLARIS +60% E.T. SPORTS +60% FRIEND & FRIEND, INC. +55% BEST LINE EQUIPMENT +54% MIDWEST POLARIS +49% BASCH BROTHERS +46% ALBERT'S ALL-TERRAIN +46% SHOALS OUTDOOR SPORTS +46% RED WING MOTOR SPORTS +42% MOUNTAIN HIGH MOTORSPORTS +39% HANLEY CO. INC. +39% +33% Retail Sales In 2004 Over 2003 Vs (23%) for Un-Engaged

The Game Plan Next 5 Years - Growth Initiatives Grow Victory Motorcycles The Size of the Prize Viewed as $300-$500 million opportunity At 5% target share in 2010 = $300+ million Longer-term $1 billion opportunity We have the plan to get there: hot new products, growing brand strength, and an improving dealer network Utility Vehicles ATVs Motorcycles* Snowmobiles 2004 Guidance 1 6.5 6 1 1043 52 52 North 45.9 46.9 45 Estimated Worldwide Market $1.0 $6.5 $6.0 $ in billions $1.0 Utility Vehicle ATVs Motorcycles Snowmobiles 2000 2001 2002 2003 2004 Cruisers 220 259 308 344 354 Touring 80.2 90 107 143 147 All Motorcycles 420 432 514 560 593 Year 2004 growth for cruisers and touring combined was 6% Motorcycle Industry Growth Victory Sales 2001 2002 2003 2004 2005 Guidance East 19 34 57 74 74 14 North 45.9 45 43.9 $ in millions +29% $19 $34 $57 $74 Increase approximately 20%

The Game Plan Next 5 Years - Growth Initiatives Victory Motorcycles - Waves of New Products Hammer Vegas 8-Ball New 100 cubic inch 6-Speed

The Game Plan Next 5 Years - Growth Initiatives International Growth 65% 301% 135% 1999 2001 2002 2003 2004 Q1 2005 Actual East 68 83 90 142 194 54 $83 $142 $90 International Sales $194 Expand Globally Victory ATV Snowmobile PG&A East 69 18 13 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 International Revenue Mix Percent of 2004 Sales from Continuing Operations Victory 0% ATV/Utility 69% Snowmobile 18% PG&A 13% * Polaris Estimate 2005 Market - $1.8 Billion Estimated Market Size For Polaris Products* Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan +24%

The Game Plan Next 5 Years - Growth Initiatives Idea that creates or transforms a market Likely adjacent or segment of current markets Internally developed or possibly through strategic acquisition or partnership One Big Idea

The Game Plan Next 5 Years - Growth Initiatives New Polaris Technology Center opened in Wyoming, Minnesota in early April 2005 World Class Technology Single biggest investment in Company history Required to remain a technology leader in the industry Consolidate R&D personnel into two locations Wyoming, Minnesota Roseau, Minnesota Supports future growth of the Company in technology, Powertrain and emissions On-site field proving grounds Roseau Wyoming

The Game Plan Next 5 Years - Growth Initiatives Ongoing Productivity Gains Aggressively seek improvement to our cost structure Continue to reduce the number of platforms where feasible Use more common components More disciplined logistics solutions Global sourcing 1 2 3 4 2005 Guidance East 21.5 22.6 23.4 23.9 24 West 0.2 North Gross Margin Percentage from Continuing Operations 2001 2002 2003 2004 21.5% 22.6% 23.4% 23.9% 23.9% Over the past five years, an aggressive cost-down strategy has reduced Sportsman product costs by 9%. 2005 Guidance Flat to up 20 basis points

The Game Plan Next 5 Years - Growth Initiatives Attract & Retain the Best People in the Industry Recent management changes: Bennett Morgan - President & COO Mike Dougherty - GM ATVs Tim DeJong - GM Utility Vehicles Mike Jonikas - GM Sales & Marketing Bill Fisher - adding responsibility for service organization John Corness - added responsibility for international operations (interim) Goal: Assemble the Best Team in the Powersports Industry 1 2 3 4 East 402 419 459 490 West North Sales from Continuing Operations per Employee 2001 2002 2003 2004 $402 $419 $459 $490 ($ in thousands)

Expectations for 2005 All numbers reflect continuing operations and exclude the impact of the disposition of the marine business in the third quarter 2004.

1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

Appendix Regulation G Reconciliation